UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2014

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (713) 332-8400

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On May 15, 2014, the Company issued a press release announcing the closing of the Acquisition (as described below). A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 15, 2014, the Company also issued a press release announcing the effectiveness of the Fifth Amendment (as described below). A copy of the press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

The information being furnished under Item 9.01 Financial Statements and Exhibits, including the press releases attached hereto as Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 8.01    Other Events

On May 15, 2014, Carriage Funeral Holdings, Inc. (“Funeral Holdings”), a Delaware corporation and wholly-owned subsidiary of Carriage Services, Inc. (the “Company”), and Carriage Services of Louisiana, Inc., a Louisiana corporation and indirect subsidiary of the Company (“Carriage Louisiana” and together with Funeral Holdings, the “Carriage Subsidiaries”) completed their previously announced acquisition from SCI Louisiana Funeral Services, Inc., a Louisiana corporation, S.E. Funeral Homes of Louisiana, LLC, a Louisiana limited liability company, and S.E. Funeral Homes of Virginia, LLC, a Virginia limited liability company, each an affiliate of Service Corporation International and collectively, the “Sellers,” whereby for an aggregate purchase price of $54,850,000 the Carriage Subsidiaries acquired from Sellers substantially all the assets of, and assumed the general liabilities of, (a) the following funeral home businesses and cemetery business in the New Orleans, Louisiana area: (i) Schoen Funeral Home, (ii) Garden of Memories Funeral Home, (iii) Greenwood Funeral Home, (iv) Tharp-Sontheimer-Tharp Funeral Home and (v) Garden of Memories Cemetery and (b) the following funeral home businesses in the Alexandria, Virginia area: (i) Everly-Wheatley Funeral Home and (ii) Everly Community Funeral Care (such transaction, the “Acquisition”). The Acquisition was effected pursuant to an Asset Sale Agreement, dated March 3, 2014, by and among the Carriage Subsidiaries and the Sellers (the “Purchase Agreement”).

The foregoing description of the Acquisition and the Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as an exhibit to the Form 8-K filed with the Commission on March 5, 2014, and is hereby incorporated by reference herein.

Additionally, on May 15, 2014, immediately upon consummation of the Purchase Agreement, the fifth amendment to the Credit Agreement (the “Fifth Amendment”) became effective. The Fifth Amendment provides for, among other things, an increase in the revolving credit commitments to $200 million from $125 million and new funding under the Company’s term loan facility so that, as of the effectiveness of the Fifth Amendment, $125 million is outstanding.

The foregoing description of the Fifth Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as an exhibit to the Form 8-K filed with the Commission on April 16, 2014, and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 15, 2014, announcing the closing of the Acquisition.
99.2	Press Release dated May 15, 2014, announcing the effectiveness of the Fifth Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: May 15, 2014	By: /s/ L. William Heiligbrodt
             L. William Heiligbrodt
Executive Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated May 15, 2014, announcing the closing of the Acquisition.
99.2	Press Release dated May 15, 2014, announcing the effectiveness of the Fifth Amendment.